FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 10, 2001
                                                            -----------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                  333-77499                                 43-1843179
                333-77499-01                                43-1843177
                ------------                                ----------
           Commission File Number                        (Federal Employer
                                                      Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                       63131
--------------------------------------------------        -----
(Address of Principal Executive Offices)                  (Zip Code)

(Registrant's telephone number, including area code)      (314) 965-0555

Item 5. Other Items.


        Charter Holdings and the prospective lenders under the committed Charter Holdings 2001 senior bridge loan facility today agreed to amend the terms of the facility. The effect of this amendment, assuming completion by Charter Holdings of the recently announced offering of senior and senior discount notes, is that our previously projected funding shortfall will be funded, if we were to borrow the full amount available under the senior bridge loan facility.

        No assurance can be given that the Notes offering will be completed or that funding under the bridge loan facility will be available to us, as funding thereunder is subject to a number of conditions.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS
                                   HOLDINGS, LLC, a registrant

Dated May 10, 2001                  By: /s/ KENT D. KALKWARF
                                       ---------------------
                                       Name:  Kent D. Kalkwarf
                                       Title: Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer
                                              and Principal Accounting Officer)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS HOLDINGS CAPITAL
                                   CORPORATION, a registrant


Dated May 10, 2001                 By: /s/ KENT D. KALKWARF
                                       ---------------------
                                       Name:  Kent D. Kalkwarf
                                       Title: Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer
                                              and Principal Accounting Officer)